Loans	12 Months Ended
Dec. 31, 2012
Loans [Abstract]
Loans

5.  Loans

The following table sets forth the classification of loans by class, including unearned fees, deferred costs and excluding the allowance for loan losses for the past two years:

(In thousands)	December 31, 2012	December 31, 2011
SBA loans held to maturity	$58,593	$64,175
SBA 504 loans	41,438	55,108
Commercial loans
Commercial other	24,043	26,542
Commercial real estate	264,439	246,824
Commercial real estate construction	13,082	9,738
Residential mortgage loans
Residential mortgages	125,232	123,843
Residential construction	-	2,205
Purchased residential mortgages	6,862	8,042
Consumer loans
Home equity	45,152	46,935
Consumer other	1,258	1,512
Total loans held for investment	$580,099	$584,924
SBA loans held for sale	6,937	7,668
Total loans	$587,036	$592,592

Loans are made to individuals as well as commercial entities.  Specific loan terms vary as to interest rate, repayment, and collateral requirements based on the type of loan requested and the credit worthiness of the prospective borrower.  Credit risk, excluding SBA loans, tends to be geographically concentrated in that a majority of the loan customers are located in the markets serviced by the Bank.  As a preferred SBA lender, a portion of the SBA portfolio is to borrowers outside the Company’s lending area.  However, during late 2008, the Company withdrew from SBA lending outside of its primary trade area, but continues to offer SBA loan products as an additional credit product within its primary trade area.  Loan performance may be adversely affected by factors impacting the general economy or conditions specific to the real estate market such as geographic location and/or property type.  A description of the Company's different loan segments follows:

SBA Loans:  SBA 7(a) loans, on which the SBA has historically provided guarantees of up to 90 percent of the principal balance, are considered a higher risk loan product for the Company than its other loan products.  The guaranteed portion of the Company’s SBA loans is generally sold in the secondary market with the nonguaranteed portion held in the portfolio as a loan held for investment.  SBA loans are for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans are guaranteed by the businesses' major owners. SBA loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.

SBA 504 Loans:  The SBA 504 program consists of real estate backed commercial mortgages where the Company has the first mortgage and the SBA has the second mortgage on the property.  SBA 504 loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.  Generally, the Company has a 50 percent loan to value ratio on SBA 504 program loans at origination.

Commercial Loans:  Commercial credit is extended primarily to middle market and small business customers.  Commercial loans are generally made in the Company’s market place for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans will generally be guaranteed in full or for a meaningful amount by the businesses' major owners.  Commercial loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.

Residential Mortgage and Consumer Loans:  The Company originates mortgage and consumer loans including principally residential real estate and home equity lines and loans.  Each loan type is evaluated on debt to income, type of collateral and loan to collateral value, credit history and Company relationship with the borrower.

Inherent in the lending function is credit risk, which is the possibility a borrower may not perform in accordance with the contractual terms of their loan.  A borrower’s inability to pay their obligations according to the contractual terms can create the risk of past due loans and, ultimately, credit losses, especially on collateral deficient loans.  The Company minimizes its credit risk by loan diversification and adhering to credit administration policies and procedures.  Due diligence on loans begins when we initiate contact regarding a loan with a borrower.  Documentation, including a borrower’s credit history, materials establishing the value and liquidity of potential collateral, the purpose of the loan, the source of funds for repayment of the loan, and other factors, are analyzed before a loan is submitted for approval.  The loan portfolio is then subject to on-going internal reviews for credit quality, as well as independent credit reviews by an outside firm.

The Company's extension of credit is governed by the Credit Risk Policy which was established to control the quality of the Company's loans.  These policies and procedures are reviewed and approved by the Board of Directors on a regular basis.

Credit Ratings

For SBA 7(a), SBA 504 and commercial loans, management uses internally assigned risk ratings as the best indicator of credit quality.  A loan’s internal risk rating is updated at least annually and more frequently if circumstances warrant a change in risk rating.  The Company uses a 1 through 10 loan grading system that follows regulatory accepted definitions.

Pass:  Risk ratings of 1 through 6 are used for loans that are performing, as they meet, and are expected to continue to meet, all of the terms and conditions set forth in the original loan documentation, and are generally current on principal and interest payments.  These performing loans are termed “Pass”.

Special Mention:  Criticized loans are assigned a risk rating of 7 and termed “Special Mention”, as the borrowers exhibit potential credit weaknesses or downward trends deserving management’s close attention.  If not checked or corrected, these trends will weaken the Bank’s collateral and position.  While potentially weak, these borrowers are currently marginally acceptable and no loss of interest or principal is anticipated.  As a result, special mention assets do not expose an institution to sufficient risk to warrant adverse classification.  Included in “Special Mention” could be turnaround situations, such as borrowers with deteriorating trends beyond one year, borrowers in start up or deteriorating industries, or borrowers with a poor market share in an average industry.  "Special Mention" loans may include an element of asset quality, financial flexibility, or below average management.  Management and ownership may have limited depth or experience.  Regulatory agencies have agreed on a consistent definition of “Special Mention” as an asset with potential weaknesses which, if left uncorrected, may result in deterioration of the repayment prospects for the asset or in the Bank’s credit position at some future date.  This definition is intended to ensure that the “Special Mention” category is not used to identify assets that have as their sole weakness credit data exceptions or collateral documentation exceptions that are not material to the repayment of the asset.

Substandard:  Classified loans are assigned a risk rating of an 8 or 9, depending upon the prospect for collection, and deemed “Substandard”.  A risk rating of 8 is used for borrowers with well-defined weaknesses that jeopardize the orderly liquidation of debt.  The loan is inadequately protected by the current paying capacity of the obligor or by the collateral pledged, if any.  Normal repayment from the borrower is in jeopardy, although no loss of principal is envisioned.  There is a distinct possibility that a partial loss of interest and/or principal will occur if the deficiencies are not corrected.  Loss potential, while existing in the aggregate amount of substandard assets, does not have to exist in individual assets classified “Substandard”.

A risk rating of 9 is used for borrowers that have all the weaknesses inherent in a loan with a risk rating of 8, with the added characteristic that the weaknesses make collection of debt in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.  Serious problems exist to the point where partial loss of principal is likely.  The possibility of loss is extremely high, but because of certain important, reasonably specific pending factors that may work to strengthen the assets, the loans’ classification as estimated losses is deferred until a more exact status may be determined.  Pending factors include proposed merger, acquisition, or liquidation procedures; capital injection; perfecting liens on additional collateral; and refinancing plans.  Partial charge-offs are likely.

Loss:  Once a borrower is deemed incapable of repayment of unsecured debt, the risk rating becomes a 10, the loan is termed a “Loss”, and charged-off immediately.  Loans to such borrowers are considered uncollectible and of such little value that continuance as active assets of the Bank is not warranted.  This classification does not mean that the loan has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off these basically worthless assets even though partial recovery may be affected in the future.

For residential mortgage and consumer loans, management uses performing versus nonperforming as the best indicator of credit quality.  Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being in default for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  These credit quality indicators are updated on an ongoing basis, as a loan is placed on nonaccrual status as soon as management believes there is sufficient doubt as to the ultimate ability to collect interest on a loan.

The tables below detail the Company’s loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2012:

	December 31, 2012
	SBA, SBA 504 & Commercial loans - Internal risk ratings
(In thousands)	Pass	Special mention	Substandard	Total
SBA loans held to maturity	$45,680	$4,376	$8,537	$58,593
SBA 504 loans	28,726	5,860	6,852	41,438
Commercial loans
Commercial other	20,187	1,669	2,187	24,043
Commercial real estate	229,516	30,733	4,190	264,439
Commercial real estate construction	12,880	202	-	13,082
Total commercial loans	262,583	32,604	6,377	301,564
Total SBA, SBA 504 and commercial loans	$336,989	$42,840	$21,766	$401,595

	Residential mortgage & Consumer loans - Performing/Nonperforming
(In thousands)		Performing	Nonperforming	Total
Residential mortgage loans
Residential mortgages		$122,711	$2,521	$125,232
Purchased residential mortgages		3,872	2,990	6,862
Total residential mortgage loans		126,583	5,511	132,094
Consumer loans
Home equity		44,844	308	45,152
Consumer other		1,249	9	1,258
Total consumer loans		46,093	317	46,410
Total residential mortgage and consumer loans		$172,676	$5,828	$178,504

The tables below detail the Company’s loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2011:

	December 31, 2011
	SBA, SBA 504 & Commercial loans - Internal risk ratings
(In thousands)	Pass	Special mention	Substandard	Total
SBA loans held to maturity	$41,901	$8,900	$13,374	$64,175
SBA 504 loans	39,566	5,543	9,999	55,108
Commercial loans
Commercial other	20,921	1,160	4,461	26,542
Commercial real estate	187,680	49,231	9,913	246,824
Commercial real estate construction	8,255	883	600	9,738
Total commercial loans	216,856	51,274	14,974	283,104
Total SBA, SBA 504 and commercial loans	$298,323	$65,717	$38,347	$402,387

	Residential mortgage & Consumer loans - Performing/Nonperforming
(In thousands)		Performing	Nonperforming	Total
Residential mortgage loans
Residential mortgages		$122,012	$1,831	$123,843
Residential construction		36	2,169	2,205
Purchased residential mortgages		6,005	2,037	8,042
Total residential mortgage loans		128,053	6,037	134,090
Consumer loans
Home equity		46,676	259	46,935
Consumer other		1,503	9	1,512
Total consumer loans		48,179	268	48,447
Total residential mortgage and consumer loans		$176,232	$6,305	$182,537

Nonperforming and Past Due Loans

Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being in default for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  Loans past due 90 days or more and still accruing interest are not included in nonperforming loans and generally represent loans that are well collateralized and in a continuing process expected to result in repayment or restoration to current status.  The risk of loss is difficult to quantify and is subject to fluctuations in collateral values, general economic conditions and other factors.  The current state of the economy and the downturn in the real estate market has resulted in increased loan delinquencies and defaults.  In some cases, these factors have also resulted in significant impairment to the value of loan collateral.  The Company values its collateral through the use of appraisals, broker price opinions, and knowledge of its local market.  In response to the credit risk in its portfolio, the Company has increased staffing in its credit monitoring department and increased efforts in the collection and analysis of borrowers’ financial statements and tax returns.  The following tables set forth an aging analysis of past due and nonaccrual loans as of December 31, 2012 and December 31, 2011:

	December 31, 2012
(In thousands)	30-59 days past due	60-89 days past due	90+ days and still accruing	Nonaccrual (1)	Total past due	Current	Total loans
SBA loans held to maturity	$1,912	$296	$-	$4,633	$6,841	$51,752	$58,593
SBA 504 loans	5,037	-	-	2,562	7,599	33,839	41,438
Commercial loans
Commercial other	-	-	109	1,122	1,231	22,812	24,043
Commercial real estate	3,763	-	-	3,323	7,086	257,353	264,439
Commercial real estate construction	-	202	-	-	202	12,880	13,082
Residential mortgage loans
Residential mortgages	2,651	1,878	-	2,521	7,050	118,182	125,232
Residential construction	-	-	-	-	-	-	-
Purchased residential mortgages	134	78	-	2,990	3,202	3,660	6,862
Consumer loans
Home equity	833	-	-	308	1,141	44,011	45,152
Consumer other	-	-	-	9	9	1,249	1,258
Total loans held for investment	$14,330	$2,454	$109	$17,468	$34,361	$545,738	$580,099
SBA loans held for sale	-	-	-	-	-	6,937	6,937
Total loans	$14,330	$2,454	$109	$17,468	$34,361	$552,675	$587,036
(1)

At December 31, 2012, nonaccrual loans included $1.1 million of TDRs and $1.8 million of loans guaranteed by the SBA.  The remaining $13.6 million of TDRs are in accrual status because they are performing in accordance with their restructured terms.

	December 31, 2011
(In thousands)	30-59 days past due	60-89 days past due	90+ days and still accruing	Nonaccrual (1)	Total past due	Current	Total loans
SBA loans held to maturity	$881	$225	$246	$5,859	$7,211	$56,964	$64,175
SBA 504 loans	2,006	-	-	2,086	4,092	51,016	55,108
Commercial loans
Commercial other	1,158	-	192	815	2,165	24,377	26,542
Commercial real estate	2,493	3,119	949	7,104	13,665	233,159	246,824
Commercial real estate construction	-	-	-	600	600	9,138	9,738
Residential mortgage loans
Residential mortgages	3,519	1,310	-	1,831	6,660	117,183	123,843
Residential construction	-	-	36	2,169	2,205	-	2,205
Purchased residential mortgages	149	-	-	2,037	2,186	5,856	8,042
Consumer loans
Home equity	338	199	988	259	1,784	45,151	46,935
Consumer other	1	3	-	9	13	1,499	1,512
Total loans held for investment	$10,545	$4,856	$2,411	$22,769	$40,581	$544,343	$584,924
SBA loans held for sale	-	-	-	-	-	7,668	7,668
Total loans	$10,545	$4,856	$2,411	$22,769	$40,581	$552,011	$592,592
(1)

At December 31, 2011, nonaccrual loans included $3.6 million of TDRs and $939 thousand of loans guaranteed by the SBA.  The remaining $17.4 million of TDRs are in accrual status because they are performing in accordance with their restructured terms.

Impaired Loans

The Company has defined impaired loans to be all nonperforming loans and troubled debt restructurings.  Management considers a loan impaired when, based on current information and events, it is determined that the Company will not be able to collect all amounts due according to the loan contract.

The following tables provide detail on the Company’s impaired loans with the associated allowance amount, if applicable, as of December 31, 2012 and December 31, 2011:

	December 31, 2012
(In thousands)	Unpaid principal balance	Recorded investment	Specific reserves
With no related allowance:
SBA loans held to maturity (1)	$1,352	$866	$-
SBA 504 loans	5,812	5,555	-
Commercial loans
Commercial other	2,032	2,033	-
Commercial real estate	5,220	4,752	-
Total commercial loans	7,252	6,785	-
Total impaired loans with no related allowance	14,416	13,206	-

With an allowance:
SBA loans held to maturity (1)	3,355	2,846	1,159
SBA 504 loans	1,297	1,297	217
Commercial loans
Commercial other	126	38	38
Commercial real estate	6,014	5,979	587
Total commercial loans	6,140	6,017	625
Total impaired loans with a related allowance	10,792	10,160	2,001

Total individually evaluated impaired loans:
SBA loans held to maturity (1)	4,707	3,712	1,159
SBA 504 loans	7,109	6,852	217
Commercial loans
Commercial other	2,158	2,071	38
Commercial real estate	11,234	10,731	587
Total commercial loans	13,392	12,802	625
Total individually evaluated impaired loans	$25,208	$23,366	$2,001
(1)	Balances are reduced by amount guaranteed by the SBA of $1.8 million at December 31, 2012.

	December 31, 2011
(In thousands)	Unpaid principal balance	Recorded investment	Specific reserves
With no related allowance:
SBA loans held to maturity (1)	$2,039	$1,553	$-
SBA 504 loans	7,847	5,331	-
Commercial loans
Commercial other	1,725	1,725	-
Commercial real estate	6,271	6,197	-
Total commercial loans	7,996	7,922	-
Total impaired loans with no related allowance	17,882	14,806	-

With an allowance:
SBA loans held to maturity (1)	5,942	4,763	1,694
SBA 504 loans	1,327	1,127	1
Commercial loans
Commercial other	125	75	75
Commercial real estate	12,139	11,589	2,530
Commercial real estate construction	1,384	600	149
Total commercial loans	13,648	12,264	2,754
Total impaired loans with a related allowance	20,917	18,154	4,449

Total individually evaluated impaired loans:
SBA loans held to maturity (1)	7,981	6,316	1,694
SBA 504 loans	9,174	6,458	1
Commercial loans
Commercial other	1,850	1,800	75
Commercial real estate	18,410	17,786	2,530
Commercial real estate construction	1,384	600	149
Total commercial loans	21,644	20,186	2,754
Total individually evaluated impaired loans	$38,799	$32,960	$4,449
(1)	Balances are reduced by amount guaranteed by the SBA of $939 thousand at December 31, 2011.

The following table presents the average recorded investments in impaired loans and the related amount of interest recognized during the time period in which the loans were impaired for the years ended December 31, 2012 and 2011.  The average balances are calculated based on the month-end balances of impaired loans.  When the ultimate collectability of the total principal of an impaired loan is in doubt and the loan is on nonaccrual status, all payments are applied to principal under the cost recovery method, therefore no interest income is recognized.  Any interest income recognized on a cash basis during the years ended December 31, 2012 and 2011 was immaterial.  The interest recognized on impaired loans noted below represents accruing troubled debt restructurings only.

	For the years ended December 31,
	2012		2011
(In thousands)	Average recorded investment	Interest income recognized on impaired loans	Average recorded investment	Interest income recognized on impaired loans
SBA loans held to maturity (1)	$4,161	$212	$6,550	$231
SBA 504 loans	6,184	278	8,812	214
Commercial loans
Commercial other	3,201	53	1,161	25
Commercial real estate	17,909	462	14,745	374
Commercial real estate construction	133	-	760	-
Residential mortgage loans
Residential mortgages	2,070	-	2,103	-
Residential construction	904	-	181	-
Purchased residential mortgages	2,655	-	2,133	-
Consumer loans
Home equity	292	-	278	-
Consumer other	8	-	6	-
Total	$37,517	$1,005	$36,729	$844
(1)	Balances are reduced by the average amount guaranteed by the SBA of $667 thousand and $2.1 million for years ended December 31, 2012 and 2011, respectively.

Troubled Debt Restructurings

The Company's loan portfolio also includes certain loans that have been modified in a troubled debt restructuring (“TDR”).  TDRs occur when a creditor, for economic or legal reasons related to a debtor’s financial condition, grants a concession to the debtor that it would not otherwise consider, unless it results in a delay in payment that is insignificant.  These concessions typically include reductions in interest rate, extending the maturity of a loan, or a combination of both.  When the Company modifies a loan, management evaluates for any possible impairment using either the discounted cash flows method, where the value of the modified loan is based on the present value of expected cash flows, discounted at the contractual interest rate of the original loan agreement, or by using the fair value of the collateral less selling costs if the loan is collateral-dependent.  If management determines that the value of the modified loan is less than the recorded investment in the loan, impairment is recognized by segment or class of loan, as applicable, through an allowance estimate or charge-off to the allowance.  This process is used, regardless of loan type, and for loans modified as TDRs that subsequently default on their modified terms.

TDRs of $14.7 million and $21.1 million are included in the impaired loan numbers listed above as of December 31, 2012 and December 31, 2011, respectively.  Specific reserves for these TDRs were $659 thousand and $2.1 million as of December 31, 2012 and December 31, 2011, respectively.  At December 31, 2012, $1.1 million of TDRs were in nonaccrual status, compared to $3.6 million at December 31, 2011.  The remaining TDRs are in accrual status since they continue to perform in accordance with their restructured terms.  There are no commitments to lend additional funds on these loans.

The following table details loans modified during the years ended December 31, 2012 and 2011, including the number of modifications, the recorded investment at the time of the modification and the year-to-date impact to interest income as a result of the modification.

	For the years ended December 31,
	2012			2011
(In thousands, except number of contracts)	Number of contracts	Recorded investment at time of modification	Impact of interest rate change on income	Number of contracts	Recorded investment at time of modification	Impact of interest rate change on income
SBA loans held to maturity	-	$-	$-	2	$73	$-
SBA 504 loans	-	-	-	1	1,339	17
Commercial loans
Commercial other	-	-	-	1	985	6
Commercial real estate	3	1,856	11	6	7,720	52
Total	3	$1,856	$11	10	$10,117	$75

In addition, there was one commercial real estate loan with outstanding principal of $961 thousand modified as a TDR within the previous 12 months where a concession was made and the loan subsequently defaulted at some point during the year ended December 31, 2012.  In this case, subsequent default is defined as 90 days past due or transferred to nonaccrual status.  There were no qualifying subsequent defaults to TDRs in 2011.

To date, the Company’s TDRs consisted of interest rate reductions, interest only periods and maturity extensions.  There has been no principal forgiveness.  The following tables show the types of modifications done during the years ended December 31, 2012 and 2011, with the respective loan balances as of those period ends:

	For the year ended December 31, 2012
(In thousands)	Commercial real estate	Total
Type of modification:
Interest only	$1,890	$1,890
Total TDRs	$1,890	$1,890

	For the year ended December 31, 2011
(In thousands)	SBA held to maturity	SBA 504	Commercial other	Commercial real estate	Total
Type of modification:
Interest only	$-	$-	$-	$1,617	$1,617
Principal only	27	-	-	-	27
Reduced interest rate	-	-	-	590	590
Interest only with reduced interest rate	-	-	985	5,512	6,497
Interest only with nominal principal	42	-	-	-	42
Previously modified back to original terms	-	1,320	-	-	1,320
Total TDRs	$69	$1,320	$985	$7,719	$10,093

Other Loan Information

SBA Servicing Assets:

SBA loans sold to others and serviced by the Company are not included in the accompanying Consolidated Balance Sheets.  The total amount of such loans serviced, but owned by outside investors, amounted to approximately $109.9 million and $128.7 million at December 31, 2012 and 2011, respectively.  At December 31, 2012 and 2011, the carrying value, which approximates fair value, of servicing assets was $396 thousand and $418 thousand, respectively, and is included in Other Assets.  The fair value of servicing assets was determined using a discount rate of 15 percent, constant prepayment speeds ranging from 15 to 18, and interest strip multiples ranging from 2.08 to 3.80, depending on each individual credit.  A summary of the changes in the related servicing assets for the past two years follows:

	For the years ended December 31,
(In thousands)	2012	2011
Balance, beginning of year	$418	$512
SBA servicing assets capitalized	155	202
Amortization of expense	(177)	(296)
Provision for loss in fair value	-	-
Balance, end of year	$396	$418

In addition, the Company had a $487 thousand and $431 thousand discount related to the retained portion of the unsold SBA loans at December 31, 2012 and 2011, respectively.

Officer and Director Loans:

In the ordinary course of business, the Company may extend credit to officers, directors or their associates.  These loans are subject to the Company’s normal lending policy.  An analysis of such loans, all of which are current as to principal and interest payments, is as follows:

	For the years ended December 31,
(In thousands)	2012	2011
Balance, beginning of year	$15,585	$16,304
New loans	537	411
Loan repayments	(1,517)	(1,130)
Balance, end of year	$14,605	$15,585

Loan Portfolio Collateral:

The majority of the Company’s loans are secured by real estate.  Declines in the market values of real estate in the Company’s trade area impact the value of the collateral securing its loans.  This could lead to greater losses in the event of defaults on loans secured by real estate.  At December 31, 2012, approximately 97 percent of the Company’s loan portfolio was secured by real estate, compared to 96 percent at December 31, 2011.